Exhibit 6


                         JOINT FILING AGREEMENT

            The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Platinum Entertainment, Inc., dated December 22, 1997, is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934. This Joint Filing Agreement shall br included as an Exhibit to such joint filing.

            This Agreement may be executed in one or more counterparts.

                                  MAC MUSIC LLC

                                    By:   Alpine Equity Partners, L.P.,
                                          Managing Member

                                          By:   Alpine Equity Partners,
                                                LLC General Partner

                                          By: /s/ Lisa A. Hook
                                              -------------------------------
                                          Name:  Lisa A. Hook
                                          Title: Managing Director

                              By:   MAROLEY MEDIA GROUP LLC,
                                    Managing Member

                                    By: /s/ /Andrew B. Lipsher
                                        -------------------------------------
                                    Name:  Andrew B. Lipsher
                                    Title: Executive Vice President

                              ALPINE EQUITY PARTNERS, L.P.

                                    By:   Alpine Equity Partners, LLC,
                                          its General Partner

                                          By: /s/ Lisa A. Hook
                                              -------------------------------
                                          Name:  Lisa A. Hook
                                          Title: Managing Director




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                                                                               2

                           ALPINE EQUITY PARTNERS, LLC

                                    By: /s/ Lisa A. Hook
                                        -------------------------
                                    Name:  Lisa A. Hook
                                    Title: Managing Director

                           MAROLEY MEDIA GROUP LLC
                           By: /s/ Andrew B. Lipsher
                               ----------------------------------
                           Name:  Andrew B. Lipsher
                           Title: Executive Vice President

                           /s/ Oded Aboodi
                           --------------------------------------
                           ODED ABOODI

                           /s/ Richard D. Goldstein
                           --------------------------------------
                           RICHARD D. GOLDSTEIN

                           /s/ Bruce M. Greenwald
                           --------------------------------------
                           BRUCE M. GREENWALD

                           /s/ Lisa A. Hook
                           --------------------------------------
                           LISA A. HOOK

                           /s/ Robert J. Morgado
                           --------------------------------------
                           ROBERT J. MORGADO